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                                                                    EXHIBIT 99.3

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Household Finance Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Steven
L. McDonald, Executive Vice President, Chief Accounting Officer and Controller (as principal financial officer) of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ STEVEN L. MCDONALD
                                          --------------------------------------
                                                    Steven L. McDonald
                                                Executive Vice President,
                                               Chief Accounting Officer and
                                                        Controller
                                             (as principal financial officer)

March 25, 2003